                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         August 5, 2008
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          Delaware                    001-13403                  84-1032638
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 (State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)

  4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri         64116
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        (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code    (816) 584-5000
                                                          ----------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

     On August 5, 2008, an order of the Court was issued in connection  with the
Stipulation of Settlement (the  "Stipulation")  entered into by American Italian
Pasta Company (the  "Company")  with lead plaintiff on behalf of itself and each of the members of the class in the federal  securities class action captioned In
re   American   Italian   Pasta   Company   Securities   Litigation   (Case  No.
05-CV-0725-W-005),  directing the  distribution of the shares of common stock of the Company in the  settlement.  The order is subject to a 30-day appeal period.
After notice to the class and a hearing, the Stipulation received final approval from the Court and the case was dismissed on February 12, 2008. The  Stipulation is described in the  Company's  Form 8-K filed on October 29, 2007.  As required under the  Stipulation  and the August 5, 2008 order of the Court,  the  parties subsequently  agreed on the final share  calculation  and the Company will issue
903,078  shares of its Class A  Convertible  Common Stock (the  "Shares") to the
claimants in the class action.  The Shares will be issued no later than ten days after  September 4, 2008, the day on which the appeal period for the Court order expires.

     Based upon the facts  described  above and in the  Stipulation,  the Shares will be issued pursuant to the exemption from  registration  provided by Section
3(a)(10) of the Securities Act of 1933. Upon the issuance of these Shares, based on the number of shares  outstanding as of August 8, 2008, the Company will have
20,260,493 shares outstanding.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date: August 11, 2008                  AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/ Paul R. Geist
                                          --------------------------------------
                                            Paul R. Geist
                                            Chief Financial Officer